UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2024

PowerUp Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-41293	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

188 Grand Street Unit #195

New York, NY 10013

(Address of Principal Executive Offices)

(347) 313-8109

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	PWUPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share, included as part of the Units	PWUP	The Nasdaq Stock Market LLC
Redeemable Warrants each exercisable for one Class A Ordinary Share for $11.50 per share, included as part of the units	PWUPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, PowerUp Acquisition Corp. (the “Company”) entered into an Agreement and Plan of Merger by and among PowerUp, PowerUp Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of PowerUp (“Merger Sub”), SRIRAMA Associates, LLC, a Delaware limited liability company and PowerUp’s sponsor, Ryan Bleeks, in the capacity as the seller representative, and Visiox Pharmaceuticals, Inc., a Delaware corporation (“Visiox”) (as subsequently amended, the “Merger Agreement”), pursuant to which, among other things, Merger Sub would merge with and into Visiox, with Visiox continuing as the surviving entity in the merger and, after giving effect to such merger, Visiox would be a wholly-owned subsidiary of the Company.

On July 19, 2024, the Company delivered written notice to Visiox of its election to terminate the Merger Agreement pursuant to Section 7.1(b), as amended, thereof, and abandoned the transactions contemplated thereby, primarily because the conditions to closing set forth in Article VI of the Merger Agreement were not satisfied or waived by June 30, 2024. The termination of the Merger Agreement shall have the effects set forth therein.

The Company intends to continue evaluating other possible business combination targets, though there can be no assurance these evaluations or efforts will result in a business combination transaction.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERUP ACQUISITION CORP.

	By:	/s/ Surendra Ajjarapu
Surendra Ajjarapu
Chief Executive Officer

Date: July 23, 2024